UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2016 (December 28, 2016)

Centennial Resource Development, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37697	47- 5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS. Employer Identification No.)

1401 Seventeenth Street, Suite 1000
Denver, Colorado 80202
(Address of principal executive offices, including zip code)

(720) 441-5515
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note

On December 28, 2016 (the “Closing Date”), Centennial Resource Development, Inc. (“Centennial”) and its subsidiary, Centennial Resource Production, LLC, a Delaware limited liability company (“CRP”), consummated the previously announced acquisition of leasehold interests and related upstream assets in Reeves County, Texas (the “Acquisition”) from Silverback Exploration, LLC, a Delaware limited liability company (“Silverback”) and Silverback Operating, LLC, a Delaware limited liability company (together with Silverback, collectively “Seller”), pursuant to (i) that certain Purchase and Sale Agreement, dated as of November 21, 2016 (the “Purchase and Sale Agreement”), by and among Seller and SB RS Holdings, LLC, a Delaware limited liability company (“SB RS”) and affiliate of Riverstone Holdings, LLC (“Riverstone”) and (ii) that certain Assignment Agreement, dated as of December 22, 2016, by and between CRP and SB RS.

Item 1.01 Entry into a Material Definitive Agreement

In connection with the consummation of the private placement of the Class A Common Stock and Series B Preferred Stock (each as hereinafter defined), on the Closing Date, Centennial and CRP entered into Amendment No. 1 to the Fifth Amended and Restated Limited Liability Company Agreement of CRP (the “LLC Agreement Amendment”).  Under the LLC Agreement Amendment, CRP issued to Centennial 36,485,970 common membership interests in CRP (the “CRP Common Units”) and 104,400 Series B Units representing a fractional part of CRP (the “CRP Series B Units”) with substantially the same rights to dividends and distributions (including distributions upon liquidation) and other economic rights as the Series B Preferred Stock. The CRP Common Units and CRP Series B Units were issued in order to maintain the one-to-one ratio between the number of shares of Class A Common Stock and Series B Preferred Stock issued by Centennial and the number of CRP Common Units and CRP Series B Units owned by Centennial. This construct is intended to ensure that Centennial’s stockholders have an economic interest in Centennial that is identical to Centennial’s economic interest in CRP.

A copy of the LLC Agreement Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the LLC Agreement Amendment is qualified in its entirety by reference thereto.

Item 2.01 Completion of Acquisition or Disposition of Assets

The disclosure set forth under “Introductory Note” above is incorporated in this Item 2.01 by reference.

In connection with the Acquisition, Centennial also consummated the previously announced private placement of equity securities with certain investors, including affiliates of Riverstone, for aggregate gross proceeds of approximately $910 million.  Third-party investors other than affiliates of Riverstone (the “Investors”) purchased approximately $480 million of Centennial’s Class A Common Stock, par value $0.0001 per share (the “Class A Common Stock”), at $14.54 per share.  Affiliates of Riverstone purchased approximately $430 million of equity securities in a combination of Class A Common Stock at $14.54 per share and Centennial’s Series B Preferred Stock, par value $0.0001 per share (the “Series B Preferred Stock”), at the common equivalent of $14.54 per share.  Net proceeds from the offering were used to fully fund the Acquisition, with the remaining portion of the net proceeds to be used for general corporate purposes.

The Series B Preferred Stock will be convertible into shares of Class A Common Stock upon the approval of Centennial’s stockholders of such conversion at a special meeting.  Holders of the Series B Preferred Stock will not be entitled to a preferred dividend, but will be entitled to participate in dividends payable on the Class A Common Stock. The Series B Preferred Stock will also have a liquidation preference of $0.0001 per share and holders will be entitled to participate with holders of Class A Common Stock in distributions upon liquidation.  The terms, rights, obligations and preferences of the Series B Preferred Stock are set forth in that certain Certificate of Designation of Series B Preferred Stock (the “Certificate of Designation”) filed with the Secretary of State of the State of Delaware on December 28, 2016. A copy of the Certificate of Designation is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference, and the foregoing description of the Series B Preferred Stock is qualified in its entirety by reference thereto.

The Class A Common Stock and Series B Preferred Stock issued in the private placements have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and were issued in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder. Centennial has paid to the placement agents for Centennial, in the aggregate, a fee of 2% of the gross proceeds of the sale of the Class A Common Stock to Investors.  Centennial has paid to an affiliate of Riverstone a fee of 2% of the gross proceeds of the sale of the Class A Common Stock to Investors.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 2.01 of this Current Report on Form 8-K is incorporated by reference herein.

Item 8.01 Other Events.

On December 29, 2016, Centennial issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the consummation of the previously announced Acquisition and private placement of equity securities.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

The exhibits to this Current Report on Form 8-K are listed in the Exhibit Index, which appears at the end of this report and is incorporated by reference herein.

Legend Information

Forward-Looking Statements

This communication includes certain statements that may constitute “forward-looking statements” for purposes of the federal securities laws.  Forward-looking statements include, but are not limited to, statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions.  The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “may,” “might,” “plan,” “possible,” “potential,” “predict,”

“project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking.  Forward-looking statements may include, for example, statements about the benefits of the transaction described in this Current Report on Form 8-K; the future financial performance of Centennial following the transaction; changes in Centennial’s reserves and future operating results; and expansion plans and opportunities.  These forward-looking statements are based on information available as of the date of this Current Report on Form 8-K, and current expectations, forecasts and assumptions, and involve a number of judgments, risks and uncertainties.  Accordingly, forward-looking statements should not be relied upon as representing Centennial’s views as of any subsequent date, and Centennial does not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.  You should not place undue reliance on these forward-looking statements.  As a result of a number of known and unknown risks and uncertainties, Centennial’s actual results or performance may be materially different from those expressed or implied by these forward-looking statements.  Some factors that could cause actual results to differ include Centennial’s ability to recognize the anticipated benefits of the transaction, which may be affected by, among other things, competition and the ability of Centennial to grow and manage growth profitably following the transaction; changes in applicable laws or regulations; the possibility that Centennial may be adversely affected by other economic, business, and/or competitive factors; and other risks and uncertainties indicated in Centennial’s public filings with the Securities and Exchange Commission.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL RESOURCE DEVELOPMENT, INC.

Date: December 29, 2016
	By:	/s/ George S. Glyphis
	Name:	George S. Glyphis
	Title:	Chief Financial Officer, Treasurer and Assistant Secretary

Exhibit Index

Exhibit No.	Description
3.1	Certificate of Designation of Series B Preferred Stock
10.1	Amendment No. 1 to Fifth Amended and Restated Limited Liability Company Agreement of Centennial Resource Production, LLC, dated as of December 28, 2016.
99.1	Press release, dated December 29, 2016